INCOME TAXES - Income tax provision reconciliation (Details) (USD $)	3 Months Ended		9 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Notes to Financial Statements
Loss before income tax provision			$ (398,064)	$ (429,381)
Expected federal income tax rate			15	15
Expected income tax expense (benefit) at statutory rate			(59,710)	(64,407)
Meals and entertainment			2,809	1,493
Change in valuation allowance			56,901	62,914
Net income tax expense (benefit)